Exhibit 99.1

Investor Contact: Corinne Pankovcin 212.810.5798	Press Contact: Brian Beades 212.810.5596

BlackRock Kelso Capital Corporation Expands Senior Secured Revolving Credit Facility

with Increased Commitments and Lower Pricing

NEW YORK—(BUSINESS WIRE)—March 27, 2014—BlackRock Kelso Capital Corporation (NASDAQ: BKCC) (“BlackRock Kelso Capital” or the “Company”) announced that it has entered into a five year $405 million Amended and Restated Senior Secured Revolving Credit Facility (the “Revolving Credit Facility”), which amends and restates its revolving credit facility previously outstanding. The Revolving Credit Facility has a maturity date of March 27, 2019, which includes a ratable amortization in the final year, and represents an increase of $55 million in revolving commitments over the prior revolving credit facility. The interest rate applicable to borrowings is generally LIBOR plus an applicable margin of 2.25%, a 25 basis point reduction from the prior revolving credit facility.

The revolving Credit Facility also includes an “accordion” feature that allows the Company, under certain circumstances to increase the size of the Revolving Credit Facility up to $750 million.

Citigroup Global Markets Inc. and BMO Capital Markets acted as Joint Lead Bookrunners and Joint Lead Arrangers, Citibank, N.A. is acting as Administrative Agent and Bank of Montreal, Chicago Branch is acting as Syndication Agent under the Revolving Credit Facility.

About BlackRock Kelso Capital Corporation

Formed in 2005, BlackRock Kelso Capital Corporation is a business development company that provides debt and equity capital to middle-market companies.

Forward-Looking Statements

This press release, and other statements that BlackRock Kelso Capital may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock Kelso Capital’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock Kelso Capital cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock Kelso Capital assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in BlackRock Kelso Capital’s Securities and Exchange Commission (the “SEC”) reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) our future operating results; (2) our business prospects and the prospects of our portfolio companies; (3) the impact of investments that we expect to make; (4) our contractual arrangements and relationships with third parties; (5) the dependence of our future success on the general economy and its impact on the industries in which we invest; (6) the ability of our portfolio companies to achieve their objectives; (7) our expected financings and investments; (8) the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms; (9) the timing of cash flows, if any, from the operations of our portfolio companies; (10) the impact of increased competition; (11) the ability of our investment advisor to locate suitable investments for us and to monitor and administer our investments; (12) potential conflicts of interest in the allocation of opportunities between us and other investment funds managed by our investment advisor or its affiliates; (13) the ability of our investment advisor to attract and retain highly talented professionals; (14) fluctuations in foreign currency exchange rates; and (15) the impact of changes to tax legislation and, generally, our tax position.

BlackRock Kelso Capital’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC identifies additional factors that can affect forward-looking statements.

Available Information

BlackRock Kelso Capital’s filings with the SEC, press releases, earnings releases and other financial information are available on its website at www.blackrockkelso.com.

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